UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2015

BAZAARVOICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35433	20-2908277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 N. Capital of Texas Highway, Suite 300

Austin, Texas 78746-3211

(Address of principal executive offices, including zip code)

(512) 551-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Discretionary Bonus Awards for Named Executive Officers

On May 27, 2015, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Bazaarvoice, Inc. (the “Company”) approved bonus payments under the Company’s fiscal year 2015 executive bonus plan (the “2015 Bonus Plan”), which included an exercise of discretion by the Committee to award one-time bonuses for the Company’s executive officers, including the Company’s principal executive officer, principal financial officer and named executive officers. In addition to the plan-based cash bonuses, the Committee approved the following discretionary cash bonuses for the Company’s principal executive officer, principal financial officer and other named executive officers:

Executive Officer	Title	Discretionary Bonus
Gene Austin	Chief Executive Officer	$51,750
James Offerdahl	Chief Financial Officer	$22,080
Kelly Connery	Chief Revenue Officer	$91,559
Ryan D. Robinson	Chief People Officer	$12,190

Such bonuses are expected to be paid consistent with, and at the same time as, other bonuses paid under the 2015 Bonus Plan.

Annual Base Salary Increase for Named Executive Officers

On May 27, 2015, the Committee also approved increases to the annual base salaries for the Company’s principal executive officer, principal financial officer and one other named executive officer, each effective as of May 1, 2015 and as follows:

Executive Officer	Title	Base Salary
Gene Austin	Chief Executive Officer	$467,000
James Offerdahl	Chief Financial Officer	$332,000
Ryan D. Robinson	Chief People Officer	$276,000

Fiscal Year 2016 Target Bonuses

On May 28, 2015, the Committee approved the Company’s executive bonus plan (the “2016 Bonus Plan”) for the Company’s fiscal year ending April 30, 2016 (“Fiscal Year 2016”). The 2016 Bonus Plan provides for the payment of cash bonuses to certain of the Company’s executive officers, including the Company’s principal executive officer, principal financial officer and named executive officers, based on performance measures and payout formulas determined by the Committee and targets for each performance measure established by the Board.

For each executive officer participating in the 2016 Bonus Plan except the Company’s Chief Revenue Officer and the Company’s General Manager — Media, the total bonus opportunity will be based on the achievement of three corporate performance measures: net bookings, media net revenue and Adjusted EBITDA. The net bookings measure represents 40% of the target bonus award, the media net revenue measure represents 20% of the target bonus award and the Adjusted EBITDA measure represents 40% of the target bonus award.

For the Company’s Chief Revenue Officer, the total bonus opportunity will be based on the achievement of three corporate performance measures: gross bookings, media net revenue, and Adjusted EBITDA. The gross bookings measure represents 70% of the target bonus award, the media net revenue measure represents 10% of the target bonus award, and the Adjusted EBITDA measure represents 20% of the target bonus award.

For the Company’s General Manager – Media, the total bonus opportunity will be based on the achievement of two corporate performance measures: media net revenue and media expense (excluding expenses related to the Company’s shopper advertising product). The media net revenue measure represents 80% of the target bonus award and the media expense measure represents 20% of the target bonus award.

In addition, the payments for achievement of each corporate performance measure are subject to certain thresholds. The Company must meet minimum thresholds for each corporate performance measure in order for the executive officers to receive the portion of the target bonus attributable to such corporate performance measure. The executive officers, other than the Chief Revenue Officer and the General Manager — Media, will be entitled to 25% of the target bonus portion attributable to the net bookings target upon achievement of 80% of the net bookings goal, 50% of the target bonus portion attributable to the media net revenue target upon achievement of 85% of the media net revenue goal, and 25% of the target bonus portion attributable to the Adjusted EBITDA target upon achievement of the first dollar of positive Adjusted EBITDA. The Chief Revenue Officer will be entitled to 25% of the target bonus portion attributable to the gross bookings target upon achievement of 80% of the gross bookings goal, 50% of the target bonus portion attributable to the media net revenue target upon achievement of 85% of the media net revenue goal, and 25% of the target bonus portion attributable to the Adjusted EBITDA target upon achievement of the first dollar of positive Adjusted EBITDA. The General Manager – Media will be entitled to 50% of the target bonus portion attributable to the media net revenue target upon achievement of 85% of the media net revenue goal, and 50% of the target bonus portion attributable to the media expense target upon achievement of 110% of the media expense goal.

The bonus amounts payable with respect to the net bookings, gross bookings, Adjusted EBITDA, media net revenue and media expense corporate performance measures, as applicable, may exceed the target bonus amounts attributable to such measures. The multipliers for each corporate performance measure are capped as set forth in the following table:

Corporate Performance Measure	Maximum Payout (% of Target Payout)	Achievement Required for Maximum Payout (% of Goal)
Net Bookings	150%	Over 160%
Gross Bookings	200%	112%
Adjusted EBITDA	120%	Over 400%
Media Net Revenue	170%	Over 140%
Media Expense	110%	Less than 95%

The Committee also approved target bonuses for Fiscal Year 2016 for the Company’s executive officers, including the Company’s principal executive officer, principal financial officer and named executive officers. The Committee approved the following annual target bonuses for the Company’s principal executive officer, principal financial officer and named executive officers:

Executive Officer	Title	Target Bonus	% of Base Salary
Gene Austin	Chief Executive Officer	$467,000	100%
James Offerdahl	Chief Financial Officer	$199,200	60%
Kelly Connery	Chief Revenue Officer	$250,000	87.72%
Ryan D. Robinson	Chief People Officer	$110,400	40%

Actual bonus amounts paid to the named executive officers may be more or less than the target bonus amounts. The Committee has the discretion to award bonus amounts that differ for attainment of performance goals that fall above or below the specified goals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAZAARVOICE, INC.

By:	/s/ Kin Gill
Kin Gill Chief Legal Officer, General Counsel and Secretary

Date: June 2, 2015